COMMITMENTS AND CONTINGENCIES (Tables)	3 Months Ended
Dec. 31, 2013
COMMITMENTS AND CONTINGENCIES [Abstract]
Schedule of product warranty reserve activity
We maintain a warranty reserve that reflects management's best estimate of the cost to replace product that does not meet our specifications and customer's performance requirements, and costs related to such replacement.  The warranty reserve is based upon a historical product replacement rate, adjusted for any specific known conditions or circumstances.  Additions and deductions to the warranty reserve are recorded in cost of goods sold.  Our warranty reserve activity during the first three months of fiscal 2014 was as follows:

Balance as of September 30, 2013	$324
Reserve for product warranty during the reporting period	181
Settlement of warranty	(234)
Balance as of December 31, 2013	$271